UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 14, 2007
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	0001-338613 (Commission File Number)	16-1731691 (IRS Employer Identification No.)
1700 Pacific, Suite 2900
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (214) 750-1771
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Copy of Regency's Press Release
Copy of Regency's Slide Presentation

Item 2.02 Results of Operations and Financial Condition.
     On August 14, 2007, Regency Energy Partners LP (“Regency” or the “Partnership”) issued a press release announcing its financial results for the quarter ended June 30, 2007. A copy of the press release and its accompanying financial highlights and reconciliation schedules are furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein in its entirety by reference.
     The press release and accompanying financial highlights and reconciliation schedules are being furnished pursuant to this Item 2.02. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 7.01 Regulation FD Disclosure.
     Regency wishes to disclose for Regulation FD purposes its slide presentation, furnished herewith as Exhibit 99.2, to be utilized during a public conference call and webcast in the morning of August 14, 2007.
     The slide presentation is being furnished pursuant to this Item 7.01. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired. None.
     (b) Pro forma financial information. None.
     (c) Shell company transactions. None.
     (d) Exhibits:
          99.1 Copy of Regency’s press release dated August 14, 2007, publicly announcing its financial results for the quarter ended June 30, 2007.
          99.2 Copy of Regency’s slide presentation to be utilized during the August 14, 2007 public conference call and webcast.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY ENERGY PARTNERS LP
By:	Regency GP LP, its general partner
By:	Regency GP LLC, its general partner

By:	/s/ Stephen L. Arata
Stephen L. Arata
Executive Vice President and Chief Financial Officer

August 14, 2007

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	Copy of Regency’s press release dated August 14, 2007, publicly announcing its financial results for the quarter ended June 30, 2007.

Exhibit 99.2	Copy of Regency’s slide presentation to be utilized during the August 14, 2007 public conference call and webcast.